[Logo]M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
We invented the mutual fund(R)

                                                               SEMIANNUAL REPORT
                                                                   JULY 31, 1998
GRAPHIC OMITTED]

                           MFS(R) EMERGING MARKETS
                           DEBT FUND

                           MFS(R) SMALL CAP VALUE FUND

                           MFS(R) STRATEGIC VALUE FUND

MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) SMALL CAP VALUE FUND
MFS(R) STRATEGIC VALUE FUND

TRUSTEES                                   CUSTODIAN
Richard B. Bailey* - Private               State Street Bank and Trust Company
Investor; Former Chairman and
Director (until 1991), MFS                 INVESTOR INFORMATION
Investment Management(R)                   For MFS stock and bond market
                                           outlooks, call toll free:
Peter G. Harwood - Private Investor        1-800-637-4458 anytime from a
                                           touch-tone telephone.
J. Atwood Ives - Chairman and Chief
Executive Officer, Eastern                 For information on MFS mutual
Enterprises (diversified services          funds, call your financial adviser
company)                                   or, for an information kit, call
                                           toll free: 1-800-637-2929 any
Lawrence T. Perera - Partner,              business day from 9 a.m. to 5 p.m.
Hemenway & Barnes (attorneys)              Eastern time (or leave a message
                                           anytime).
William J. Poorvu - Adjunct
Professor, Harvard University              INVESTOR SERVICE
Graduate School of Business                MFS Service Center, Inc.
Administration                             P.O. Box 2281
                                           Boston, MA 02107-9906
Charles W. Schmidt - Private
Investor                                   For general information, call toll
                                           free: 1-800-225-2606 any business
Arnold D. Scott* - Senior Executive        day from 8 a.m. to 8 p.m. Eastern
Vice President, Director, and              time.
Secretary, MFS Investment
Management                                 For service to speech- or
                                           hearing-impaired, call toll free:
Jeffrey L. Shames* - Chairman,             1-800-637-6576 any business day
Chief Executive Officer, and               from 9 a.m. to 5 p.m. Eastern time.
Director, MFS Investment Management        (To use this service, your phone
                                           must be equipped with a
Elaine R. Smith - Independent              Telecommunications Device for the
Consultant                                 Deaf.) For share prices, account
                                           balances, and exchanges, call toll
David B. Stone - Chairman and              free: 1-800-MFS-TALK
Director, North American Management        (1-800-637-8255) anytime from a
Corp. (investment advisers)                touch-tone telephone.

INVESTMENT ADVISER                         WORLD WIDE WEB
Massachusetts Financial Services Company   www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGERS
Kenneth J. Enright*
Alec C. Murray*
Matthew W. Ryan*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of January 31, 1999, MFS manages over $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $12 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: www.mfs.com. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to provide you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    February 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

MFS EMERGING MARKETS DEBT FUND

Dear Shareholders,
For the six months ended January 31, 1999, both the Fund's Class A and Class I shares provided a total return of -15.62%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to a -17.20% return for the J.P. Morgan Emerging Markets Bond Index Plus (the EMBI+), an unmanaged index comprised of Brady bonds (restructured bank loans) and other dollar-denominated bonds.

Emerging markets debt experienced substantial volatility in the second half of 1998. From August to early September, the EMBI+ declined 32% before recovering by some 29% through November. Financial and economic collapse in Russia was the primary cause of the market downdraft, driving Russian assets downward and precipitating a sell-off of emerging markets debt generally. Leveraged investors with large positions in Russia were forced to liquidate portfolios in order to meet margin calls. A vicious cycle of forced and panic selling ensued, fueled by continued Asian economic weakness, low commodity prices, and the perceived vulnerability of other economies, such as Brazil's. Some stability and recovery began to take hold in October following actions by the Fed and other central bankers to lower interest rates. Other factors contributing to the market's rebound included: establishment of an IMF loan program for Brazil; increased funding of the International Monetary Fund's capital base; and the appearance of Japanese actions to correct economic and banking system weakness. The recovery in equity markets provided a supportive underpinning to credit markets generally. The market experienced renewed volatility in December and January 1999, primarily due to flare-ups in the Brazilian fiscal adjustment process.

The Fund generally benefited from being underweighted in Latin America and overweighted in Eastern Europe (excluding Russia) and Asia. The Fund has emphasized what we view as markets with stable and/or improving economic fundamentals and manageable debt service obligations, such as Mexico, Panama, and Bulgaria. Consistent with our global focus, we have also sought to diversify by investing in markets such as Poland, South Korea, and Morocco that we believe appear less susceptible to commodity price downturns as well as contagion effects from Latin America and/or Russia. Exposure to Russia this past summer hurt Fund performance. Although the Fund had no ruble exposure, it was adversely affected by the sell-off in dollar-denominated global bonds.

Large swings in returns are not unprecedented for this asset class. Returns on Brady bonds experienced similar declines in the first quarter of 1995 but rebounded and provided over 30% returns for the year. Average annual Brady bond returns were just over 19% between 1991 and 1998 according to J.P. Morgan.

With emerging market yields at the high end of historical levels, we believe this market offers some tremendous opportunities. The challenge, in our view, is to identify credits with sound or improving fundamentals and manageable debt profiles that can survive and thrive in an increasingly discriminating market. Clearly, risks remain. The Brazilian situation remains unsettled. Low commodity prices continue to pressure fiscal and current accounts in a number of countries, particularly in Latin America. Concerns persist that China may devalue its currency.

We believe certain credits are better insulated from these risks than others, however, and may still offer investors a substantial risk premium in the form of high yields. Among major Latin American economies, for example, Mexico has benefited from extensive links to the strong U.S. economy, reduced dependence on oil, and improved external debt levels. Beyond Latin America, which comprises over 80% of the EMBI+ index, we have begun to see improvements in a number of countries -- South Korea being a notable example -- that have made favorable contributions to the Fund's performance. Signs of turnaround are evident in other developing Asian economies as well. Select Eastern European countries, particularly Poland and Bulgaria, are candidates for upgrades by credit rating agencies. Bulgaria, for example, has been an impressive turnaround story that has secured financing commitments from official and multilateral creditors sufficient to cover its debt service needs over the next few years.

It is important to note that while the balance of risk in emerging markets has shifted to Latin America, bond yields have generally adjusted to reflect this risk. So while the Fund has benefited from underweighting the region, we are comfortable with existing Latin positions. Recent rallies in Asian credits may offer opportunities to take profits and re-allocate to cheaper credits with more favorable risk-reward profiles. More than ever, we believe the Fund's global approach to building a diversified portfolio should serve both to reduce volatility and enhance returns.

    Respectfully,

/s/ Matthew W. Ryan

    Matthew W. Ryan
    Portfolio Manager

MFS SMALL CAP VALUE FUND

Dear Shareholders,
For the six months ended January 31, 1999, both Class A and Class I shares provided a total return of 3.23%, including the reinvestment of distributions but excluding the effects of any sales charges. This compares to a 2.40% return for the Russell 2000 Total Return Index, an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

The Fund focuses on finding the best ideas in stocks of companies in the small-capitalization arena. Because the Fund's objective emphasizes value, these stocks not only must have solid long-term growth prospects but also must be available at attractive prices.

Over the past six months we have seen good performance from stocks in the health care, leisure and retail, consumer staples, and utilities and communications sectors. In health care, Amerisource, a small drug distributor that has been able to gain market share in niche markets thanks to a better customer service model than some of the major names, has performed well. Certain media stocks also did well, including Gemstar International, which is building a platform from which customers will be able to use their televisions to access the Internet to buy and sell products and view advertising specific to their needs and interests. The company has formed partnerships with industry leaders Microsoft and Sony, and we feel it will be one of the leading franchises in the age of prevalent Internet access.

Computer retailer CompUSA, on the other hand, did not perform particularly well over this period. The company is digesting its acquisition of Computer City, a former competitor, more slowly than we had anticipated and has yet to generate economies of scale and broader market penetration. The company is also faced with declining prices for personal computers, which has impacted revenue growth. We plan to hold on to the stock because we feel the company should begin to reap the benefits of its acquisition sometime this year and because we feel PC prices should begin to rise again soon.

Concentra Managed Care also underperformed over the past six months because, as can happen with fast-growing small companies, it failed to scale its infrastructure to accommodate growth. As a result, the company was forced to lower its earnings estimates while it made internal investments to accommodate its growth. We added to the stock based on this weakness because it is a market leader in the growing worker's compensation cost-containment field. The company also is a potential takeover candidate, which could boost its share price.

Over the period we have seen a continuation of the broad market's lack of interest in small-cap stocks in favor of a narrow range of large-cap stocks. We believe that we have found solid companies that are selling at good prices and offer excellent growth prospects. At the same time, we expect to see additional consolidation in the small-cap arena as large companies seek to grow in new markets. This trend could have a positive impact on some of the Fund's holdings.

Looking ahead, we believe the economy is still growing, albeit at a more moderate pace, and this bodes well for the Fund's stocks. We feel confident in our research analysts' abilities to find attractively valued companies with strong growth prospects that match the Fund's objectives.

    Respectfully,

/s/ Alec C. Murray


    Alec C. Murray
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Murray.

MFS STRATEGIC VALUE FUND

Dear Shareholders,
For the six months ended January 31, 1999, Class A shares of the Fund provided a total return of 7.23% and Class I shares 7.34%, including the reinvestment of distributions but excluding the effects of any sales charges. These returns compare to a 5.79% return for the Russell 1000 Value Index, which measures the performance of companies with lower price-to-book ratios and lower forecasted growth. The Russell 1000 companies are the 1,000 largest companies in the Russell 3000 Index, which is made up of the 3,000 largest U.S. companies based on total market capitalization.

The Fund invests in attractively valued stocks of companies that may be currently out of favor for a variety of reasons but that we believe represent strong franchises with the potential to return to favor over the long term. We look for fundamentally sound stocks that are experiencing transitory issues causing them to be neglected by the market. Companies can fall from favor for reasons as varied as geographical exposure to troubled economies (such as those in Latin America and Asia), regulatory changes, or unfavorable short-term business or economic cycles.

Though the Fund is focused on the financial services, utilities and telecommunications, and energy sectors, these weightings are a function of individual stock selection and individual valuations, rather than predictions on broad sectors. Strong performances from many of these stocks enabled the Fund to beat its benchmark over the period. For example, Cigna and Chubb, insurance companies in the financial services sector, have modest valuations and performed well due to continued consolidation in that industry. Consolidations should help these companies as they look to gain economies of scale in their ability to gather financial assets from customers.

Mergers and acquisitions played a key role in the Fund's performance, spurring higher stock prices for Fund holdings. Energy companies Mobil Corp. and Exxon merged, as did GTE and Bell Atlantic in the telecommunications market, while industrial products manufacturer Elsag Bailey was acquired by ABB.

AT&T has performed well and, here too, we have been impressed with the company's new management and its ability to refocus from its traditional low- growth, long-distance market to aggressively compete in the more lucrative local residential market. The company's planned acquisition of Telecommunications, Inc. is being perceived as a positive step in that direction. Also in telecommunications, the combination of GTE and Bell Atlantic was seen by investors as a positive move because it should allow these companies to gain a better competitive position in local phone markets while expanding offerings like Internet access and other telecommunications services to homes and businesses.

Though the Fund outperformed its benchmark, we did have a few stocks that disappointed over the past six months. Bank America has performed poorly because its merger with NationsBank is playing out more slowly than investors had anticipated. At the same time, the flat yield curve, a measure of the difference between the interest rate at which a bank loans money and its costs to fund those loans, put pressure on its net interest profit margin. We currently plan to stick with the stock, because we anticipate cost savings from the merger will ultimately pay off for shareholders, and a return to a more favorable yield curve should also aid these stocks. Computer Associates also performed poorly during the period, as some of its multinational customers are delaying software purchases due to fallout from the troubles in Asian economies. We have long-term confidence in the company's management and products and feel that the stock has been unjustifiably sold off by investors. TRW, a U.S. auto parts manufacturer, has lagged as investors contemplate its proposed acquisition of LucasVarity, a European auto parts manufacturer. We feel that the prospects for cost savings and restructuring from the combined entity are quite favorable.

The market is currently highly polarized, which has resulted in the creation of distinct camps of "have" and "have not" stocks. In this environment, stocks that fall out of favor tend to correct to levels that are not always reflective of their long-term fundamental outlooks. In general, our outlook for corporate profits is mixed, and we've struck a cautious tone in our investment decisions. This also represents the opportunity to buy what we feel are strong companies at attractive valuations.

    Respectfully,

/s/ Kenneth J. Enright


    Kenneth J. Enright
    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and Associate Director of Equity Research and are only through the end of the period of the reports as stated on the cover. The managers' and director's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

These portfolios are actively managed, and holdings are subject to change.

It is not possible to invest directly in an index.

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

CUMULATIVE TOTAL RATES OF RETURN AS OF JANUARY 31, 1999

EMERGING MARKETS DEBT FUND(1)

CLASS A INVESTMENT RESULTS                                  CLASS I INVESTMENT RESULTS
                                   6 Months  Life of Fund*                           6 Months  Life of Fund*
----------------------------------------------------------  ------------------------------------------------
Cumulative Total Return             -15.62%        -19.16%  Cumulative Total Return   -15.62%        -19.17%
----------------------------------------------------------  ------------------------------------------------
SEC Results                            --          -23.81%
----------------------------------------------------------

SMALL CAP VALUE FUND(2)

CLASS A INVESTMENT RESULTS                                  CLASS I INVESTMENT RESULTS
                                   6 Months  Life of Fund*                           6 Months  Life of Fund*
----------------------------------------------------------  ------------------------------------------------
Cumulative Total Return             + 3.23%        + 3.33%  Cumulative Total Return   + 3.23%        + 3.34%
----------------------------------------------------------  ------------------------------------------------
SEC Results                            --          - 2.61%
----------------------------------------------------------

STRATEGIC VALUE FUND

CLASS A INVESTMENT RESULTS                                  CLASS I INVESTMENT RESULTS
                                   6 Months  Life of Fund*                           6 Months  Life of Fund*
----------------------------------------------------------  ------------------------------------------------
Cumulative Total Return             + 7.23%        +14.42%  Cumulative Total Return   + 7.34%        +14.32%
----------------------------------------------------------  ------------------------------------------------
SEC Results                            --          + 7.84%
----------------------------------------------------------
  * For the period from the commencement of each Fund's investment operations, March 17, 1998, through January 31, 1999.
(1) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.
    Please see the prospectus for details.
(2) Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility.

All results represent past performance and are not necessarily an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - JANUARY 31, 1999

MFS EMERGING MARKETS DEBT FUND

Bonds - 87.3%
----------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)       VALUE
----------------------------------------------------------------------------------------
  Argentina - 9.3%
    Republic of Argentina, 6.063s, 2023                              $    85    $ 58,335
    Republic of Argentina, 11s, 2005                                      20      18,100
                                                                                --------
                                                                                $ 76,435
----------------------------------------------------------------------------------------
  Brazil - 13.2%
    Banco Nacional De Desenvolvime, 15.224s, 2008
      (Banks and Credit Cos.)##                                      $    50    $ 33,750
    Federal Republic of Brazil, 6.125s, 2024                              60      32,328
    Federal Republic of Brazil, 10.125s, 2027                             70      42,266
                                                                                --------
                                                                                $108,344
----------------------------------------------------------------------------------------
  Bulgaria - 7.4%
    National Republic of Bulgaria, 6.688s, 2011                      $    90    $ 60,913
----------------------------------------------------------------------------------------
  Colombia - 3.6%
    Republic of Colombia, 7.625s, 2007                               $    15    $ 12,300
    Republic of Colombia, 8.375s, 2027                                    25      17,600
                                                                                --------
                                                                                $ 29,900
----------------------------------------------------------------------------------------
  Croatia - 3.6%
    Republic of Croatia, 6.563s, 2006                                $    35    $ 29,562
----------------------------------------------------------------------------------------
  Greece - 2.5%
    Hellenic Republic, 8.6s, 2008                                  GRD 5,000    $ 20,742
----------------------------------------------------------------------------------------
  Mexico - 18.5%
    Petroleos Mexicanos, 9.574s, 2005 (Oil)##                        $    50    $ 44,500
    United Mexican States, 9.875s, 2007                                   40      39,600
    United Mexican States, 11.5s, 2026                                    65      68,575
                                                                                --------
                                                                                $152,675
----------------------------------------------------------------------------------------
  Morocco - 4.4%
    Morocco Reconstruction and Consolidation, 6.063s, 2009           $    48    $ 36,667
----------------------------------------------------------------------------------------
  Panama - 3.8%
    Republic of Panama, 8.875s, 2027                                 $    35    $ 31,500
----------------------------------------------------------------------------------------
  Peru - 3.5%
    Republic of Peru, 4s, 2017                                       $    50    $ 28,690
----------------------------------------------------------------------------------------
  Philippines - 4.4%
    Republic of Philippines, 9.875s, 2019                            $    35    $ 35,875
----------------------------------------------------------------------------------------
  Poland - 5.1%
    PTC International Finance BV, 0s to 2002, 10.75s, 2007
      (Telecommunications)                                           $    60    $ 41,775
----------------------------------------------------------------------------------------
  Russia - 3.1%
    Russian Federation, 8.75s, 2005##                                $   100    $ 25,500
----------------------------------------------------------------------------------------
  South Korea - 3.9%
    Republic of Korea, 8.875s, 2008                                  $    30    $ 31,988
----------------------------------------------------------------------------------------
  Venezuela - 1.0%
    Republic of Venezuela, 9.25s, 2027                               $    15    $  8,550
----------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $771,795)                                         $719,116
----------------------------------------------------------------------------------------

Portfolio of Investments (Unaudited) - continued

Short-Term Obligation - 9.7%
----------------------------------------------------------------------------------------
                                                            Principal Amount
Issuer                                                         (000 Omitted)       Value
----------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 2/01/99, at
      Amortized Cost                                                 $    80    $ 80,000
----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $851,795)                                   $799,116
Other Assets, Less Liabilities - 3.0%                                             24,294
----------------------------------------------------------------------------------------
Net Assets - 100.0%                                                             $823,410
----------------------------------------------------------------------------------------
##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the
U.S. dollar. A list of abbreviations is shown below.

               GRD = Greek Drachma      HKD = Hong Kong Dollars

See notes to financial statements

PORTFOLIO OF INVESTMENTS (UNAUDITED) - JANUARY 31, 1999

MFS SMALL CAP VALUE FUND

Stocks - 95.0%
--------------------------------------------------------------------------------------------
ISSUER                                                                     SHARES      VALUE
--------------------------------------------------------------------------------------------
U.S. Stocks - 87.5%
  Automotive - 1.4%
    Dura Automotive Systems, Inc.*                                            225   $  7,228
    Tower Automotive, Inc.*                                                   229      5,782
                                                                                    --------
                                                                                    $ 13,010
--------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.7%
    First Midwest Bancorp, Inc.                                               247   $  8,985
    Provident Bankshares Corp.                                                301      8,127
    St. Paul Bancorp, Inc.                                                    370      8,556
                                                                                    --------
                                                                                    $ 25,668
--------------------------------------------------------------------------------------------
  Business Services - 4.8%
    Diamond Technology Partners, Inc., "A"*                                   275   $  8,216
    Learning Tree International, Inc.*                                        454      4,157
    Modis Professional Services, Inc.*                                      1,103     16,062
    Policy Management Systems Corp.*                                          255     13,690
    Technology Solutions Co.*                                                 376      3,149
                                                                                    --------
                                                                                    $ 45,274
--------------------------------------------------------------------------------------------
  Chemicals - 0.8%
    Cambrex Corp.                                                             307   $  7,579
--------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.3%
    Activision, Inc.*                                                         969   $ 12,113
--------------------------------------------------------------------------------------------
  Computer Software - Systems - 4.5%
    Aspen Technology, Inc.*                                                   337   $  5,960
    Rational Software Corp.*                                                  318     10,514
    Summit Design, Inc.*                                                      926      6,598
    Synopsys, Inc.*                                                           336     19,509
                                                                                    --------
                                                                                    $ 42,581
--------------------------------------------------------------------------------------------
  Conglomerates - 1.3%
    Eastern Enterprises                                                       300   $ 12,075
--------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.5%
    LoJack Corp.*                                                           2,872   $ 32,759
--------------------------------------------------------------------------------------------
  Containers - 1.6%
    Gaylord Container Corp.*                                                1,202   $  7,888
    Smurfit Stone Container Corp.*                                            431      6,950
                                                                                    --------
                                                                                    $ 14,838
--------------------------------------------------------------------------------------------
  Electronics - 5.0%
    Burr-Brown Corp.*                                                       1,007   $ 24,105
    Lattice Semiconductor Corp.*                                              414     22,667
                                                                                    --------
                                                                                    $ 46,772
--------------------------------------------------------------------------------------------
  Entertainment - 3.7%
    Gemstar International Group Ltd.*                                         272   $ 15,742
    Hearst-Argyle Television, Inc.*                                           300      8,250
    Primadonna Resorts, Inc.*                                               1,100     10,587
                                                                                    --------
                                                                                    $ 34,579
--------------------------------------------------------------------------------------------
  Financial Institutions - 6.7%
    Imperial Bancorp*                                                         335   $  6,156
    Keystone Financial, Inc.                                                  414     14,645
    Legg Mason, Inc.                                                          300      8,925
    Peoples Heritage Financial Group                                          414      7,452
    U.S. Trust Corp.                                                          130      9,490
    UMB Financial Corp.                                                       162      7,209
    Webster Financial Corp.                                                   308      9,201
                                                                                    --------
                                                                                    $ 63,078
--------------------------------------------------------------------------------------------
  Food and Beverage Products - 4.3%
    Golden State Vinters, Inc.*                                               573   $  8,559
    Keebler Foods Co.*                                                        500     18,125
    Suiza Foods Corp.*                                                        400     14,225
                                                                                    --------
                                                                                    $ 40,909
--------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.2%
    Bowater, Inc.                                                              55   $  2,148
--------------------------------------------------------------------------------------------
  Insurance - 4.2%
    Annuity & Life Re Holdings Ltd.                                           130   $  2,949
    Financial Security Assured Holdings Ltd.                                  100      5,494
    FPIC Insurance Group, Inc.*                                               359     17,254
    Nationwide Financial Services, Inc., "A"                                  280     13,423
                                                                                    --------
                                                                                    $ 39,120
--------------------------------------------------------------------------------------------
  Machinery - 0.6%
    Federal Signal Corp.                                                      200   $  5,313
--------------------------------------------------------------------------------------------
  Medical and Health Products - 3.9%
    AmeriSource Health Corp., "A"*                                            107   $  8,292
    King Pharmaceuticals, Inc.*                                               263      6,345
    Mentor Corp.                                                              326      5,990
    PSS World Medical, Inc.*                                                1,030     16,094
                                                                                    --------
                                                                                    $ 36,721
--------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.2%
    Concentra Managed Care, Inc.*                                             994   $ 11,431
    Cytyc Corp.*                                                              900     17,213
    Mid Atlantic Medical Services, Inc.*                                    1,030     10,493
    Renal Care Group, Inc.*                                                   322      9,982
                                                                                    --------
                                                                                    $ 49,119
--------------------------------------------------------------------------------------------
  Metals and Minerals - 1.0%
    Kaiser Aluminum Corp.*                                                    758   $  3,885
    Minerals Technologies, Inc.                                               149      5,895
                                                                                    --------
                                                                                    $  9,780
--------------------------------------------------------------------------------------------
  Oil Services - 0.3%
    Global Industries, Inc.*                                                  466   $  2,811
--------------------------------------------------------------------------------------------
  Oils - 0.3%
    Newfield Exploration Co.*                                                 161   $  2,999
--------------------------------------------------------------------------------------------

U.S. Stocks - continued
  Pollution Control - 1.6%
    Superior Services, Inc.*                                                  406   $  6,623
    Waste Industries, Inc.*                                                   460      8,682
                                                                                    --------
                                                                                    $ 15,305
--------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 3.0%
    Beacon Capital Partners, Inc.*##                                          413   $  6,556
    Highwoods Properties, Inc.                                                346      8,347
    Prentiss Properties Trust*                                                328      6,950
    Prime Group Realty Trust                                                  413      6,066
                                                                                    --------
                                                                                    $ 27,919
--------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.0%
    Extended Stay America, Inc.*                                            1,000   $  9,313
--------------------------------------------------------------------------------------------
  Special Products and Services - 3.4%
    MCN Energy Group, Inc.                                                    389   $  6,905
    Rayovac Corp.*                                                            453     11,636
    SPX Corp.*                                                                 86      6,085
    USEC, Inc.                                                                487      7,061
                                                                                    --------
                                                                                    $ 31,687
--------------------------------------------------------------------------------------------
  Stores - 8.7%
    BJ's Wholesale Club, Inc.*                                                361   $ 16,064
    CompUSA, Inc.*                                                            743      9,380
    CSK Auto Corp.*                                                           587     19,811
    Elder-Beerman Stores Corp.*                                               596      5,327
    Micro Warehouse, Inc.*                                                    537     20,943
    Petco Animal Supplies, Inc.*                                              972      7,837
    The Sports Authority, Inc.*                                               698      2,836
                                                                                    --------
                                                                                    $ 82,198
--------------------------------------------------------------------------------------------
  Technology - 0.1%
    Tundra Semiconductor                                                      100   $    610
--------------------------------------------------------------------------------------------
  Telecommunications - 10.4%
    Amdocs Ltd.*                                                              886   $ 19,270
    American Tower Corp., "A"*                                                500     12,875
    Aspect Telecommunications Corp.*                                          821      7,389
    Global TeleSystems Group, Inc.*                                           300     18,788
    Hyperion Telecommunications, Inc., "A"*                                 1,415     18,749
    IXC Communications, Inc.*                                                 150      5,325
    L-3 Communications Holding, Inc.*                                         378     15,238
                                                                                    --------
                                                                                    $ 97,634
--------------------------------------------------------------------------------------------
  Transportation - 0.2%
    Dynamex, Inc.*                                                            572   $  2,288
--------------------------------------------------------------------------------------------
  Utilities - Electric - 1.8%
    CalEnergy Co., Inc.*                                                      534   $ 17,021
--------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $823,221
--------------------------------------------------------------------------------------------

Foreign Stocks - 7.5%
  Bermuda - 2.1%
    Mutual Risk Management Ltd. (Insurance)                                   341   $ 12,532
    Stirling Cooke Brown Holdings Ltd. (Insurance)                            481      7,455
                                                                                    --------
                                                                                    $ 19,987
--------------------------------------------------------------------------------------------
  Greece - 0.5%
    Stet Hellas Telecommunications S.A. (Telecommunications)*                 100   $  4,713
--------------------------------------------------------------------------------------------
  Ireland - 0.7%
    Anglo Irish Bank PLC (Banks and Credit Cos.)*                           2,137   $  6,152
--------------------------------------------------------------------------------------------
  Italy - 0.8%
    Industrie Natuzzi S.p.A., ADR (Consumer Goods and Services)               343   $  7,289
--------------------------------------------------------------------------------------------
  Japan - 1.2%
    Fujimi, Inc. (Electronics)                                                100   $  4,044
    Meitec Corp. (Computer Software - Systems)                                300      7,357
                                                                                    --------
                                                                                    $ 11,401
--------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    Fugro N.V. (Engineering)*                                                 117   $  2,320
--------------------------------------------------------------------------------------------
  Sweden - 0.6%
    Celsius AB (Aerospace)                                                    430   $  5,726
--------------------------------------------------------------------------------------------
  Switzerland - 0.5%
    Barry Callebaut AG (Food and Beverage Products)                            21   $  4,302
--------------------------------------------------------------------------------------------
  United Kingdom - 0.9%
    Taylor Nelson Sofres PLC (Market Research)                              4,574   $  8,333
--------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $ 70,223
--------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $895,683)                                       $ 893,44
Other Assets, Less Liabilities - 5.0%                                                 47,076
--------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $940,520
--------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS (UNAUDITED) - JANUARY 31, 1999

MFS STRATEGIC VALUE FUND

Stocks - 94.0%
---------------------------------------------------------------------------------------------
Issuer                                                                     Shares       Value
---------------------------------------------------------------------------------------------
U.S. Stocks - 86.8%
  Aerospace - 3.5%
    Allied Signal, Inc.                                                       294    $ 11,466
    Lockheed-Martin Corp.                                                     125       4,406
    United Technologies Corp.                                                 100      11,944
                                                                                     --------
                                                                                     $ 27,816
---------------------------------------------------------------------------------------------
  Automotive - 2.2%
    Ford Motor Co.                                                            133    $  8,171
    TRW, Inc.                                                                 200       9,613
                                                                                     --------
                                                                                     $ 17,784
---------------------------------------------------------------------------------------------
  Banks and Credit Companies - 6.4%
    BankAmerica Corp.                                                         200    $ 13,375
    Chase Manhattan Corp.                                                      75       5,770
    National City Corp.                                                       220      15,634
    US Bancorp                                                                275       9,264
    Wells Fargo Co.*                                                          225       7,861
                                                                                     --------
                                                                                     $ 51,904
---------------------------------------------------------------------------------------------
  Business Machines - 1.2%
    Xerox Corp.                                                                75    $  9,300
---------------------------------------------------------------------------------------------
  Cellular Telephones - 1.3%
    Telephone & Data Systems, Inc.                                            200    $ 10,650
---------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Du Pont (E.I.) de Nemours & Co., Inc.                                      75    $  3,839
---------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.6%
    Computer Associates International, Inc.                                   250    $ 12,656
---------------------------------------------------------------------------------------------
  Conglomerates - 1.0%
    Eastern Enterprises                                                       200    $  8,050
---------------------------------------------------------------------------------------------
  Consumer Goods and Services - 7.9%
    Black & Decker Corp.                                                      175    $  9,275
    Kimberly-Clark Corp.                                                      170       8,468
    Monsanto Co.                                                              250      11,891
    Philip Morris Cos., Inc.                                                  185       8,695
    Rubbermaid, Inc.                                                          178       5,740
    Tyco International Ltd.                                                   250      19,266
                                                                                     --------
                                                                                     $ 63,335
---------------------------------------------------------------------------------------------
  Electrical Equipment - 1.0%
    Emerson Electric Co.                                                      140    $  8,146
---------------------------------------------------------------------------------------------
  Entertainment - 3.1%
    Harrah's Entertainment, Inc.*                                             490    $  7,289
    Jacor Communications, Inc.*                                                90       6,266
    MediaOne Group, Inc.*                                                     200      11,213
                                                                                     --------
                                                                                     $ 24,768
---------------------------------------------------------------------------------------------
  Financial Institutions - 4.7%
    Associates First Capital Corp., "A"                                       550    $ 22,309
    Federal Home Loan Mortgage Corp.                                          250      15,500
                                                                                     --------
                                                                                     $ 37,809
---------------------------------------------------------------------------------------------

U.S. Stocks - continued
  Food and Beverage Products - 3.9%
    Anheuser Busch Cos., Inc.                                                 165    $ 11,663
    Archer-Daniels-Midland Co.                                                650       9,831
    Hershey Foods Corp.                                                       175       9,844
                                                                                     --------
                                                                                     $ 31,338
---------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.6%
    Bowater, Inc.                                                             150    $  5,860
    Champion International Corp.                                              100       3,506
    Georgia-Pacific Corp.                                                      50       3,225
                                                                                     --------
                                                                                     $ 12,591
---------------------------------------------------------------------------------------------
  Insurance - 8.4%
    Allstate Corp.                                                            120    $  4,508
    Chubb Corp.                                                               140       8,225
    CIGNA Corp.                                                                75       6,178
    Equitable Cos., Inc.                                                      143       9,974
    Lincoln National Corp.                                                    168      13,996
    ReliaStar Financial Corp.                                                 100       4,144
    Torchmark Corp.                                                           260       8,531
    Transamerica Corp.                                                        220      12,320
                                                                                     --------
                                                                                     $ 67,876
---------------------------------------------------------------------------------------------
  Machinery - 2.0%
    Eaton Corp.                                                               120    $  8,355
    Lear Corp.*                                                               200       7,875
                                                                                     --------
                                                                                     $ 16,230
---------------------------------------------------------------------------------------------
  Medical and Health Products - 2.2%
    American Home Products Corp.                                              300    $ 17,606
---------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.6%
    Columbia/HCA Healthcare Corp.                                             250    $  4,531
    Genesis Health Ventures, Inc.*                                            900       7,425
    HealthSouth Corp.*                                                        600       8,138
    United Healthcare Corp.                                                   375      16,781
                                                                                     --------
                                                                                     $ 36,875
---------------------------------------------------------------------------------------------
  Metals and Minerals - 0.9%
    Alcoa, Inc.                                                                90    $  7,526
---------------------------------------------------------------------------------------------
  Oil Services - 0.9%
    Noble Drilling Corp.*                                                     275    $  3,678
    Schlumberger Ltd.                                                          80       3,810
                                                                                     --------
                                                                                     $  7,488
---------------------------------------------------------------------------------------------
  Oils - 5.1%
    Exxon Corp.                                                               135    $  9,509
    Mobil Corp.                                                               170      14,907
    Newfield Exploration Co.*                                                 450       8,381
    Occidental Petroleum Corp.                                                550       8,285
                                                                                     --------
                                                                                     $ 41,082
---------------------------------------------------------------------------------------------

U.S. Stocks - continued
  Railroads - 2.2%
    Burlington Northern Santa Fe Railway Co.                                  200    $  6,925
    Wisconsin Central Transportation Corp.*                                   650      10,400
                                                                                     --------
                                                                                     $ 17,325
---------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.6%
    Arden Realty, Inc.                                                        300    $  6,750
    TriNet Corporate Realty Trust, Inc.                                       230       6,124
                                                                                     --------
                                                                                     $ 12,874
---------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.7%
    Promus Hotel Corp.*                                                       200    $  5,975
---------------------------------------------------------------------------------------------
  Special Products and Services - 0.9%
    USEC, Inc.                                                                500    $  7,250
---------------------------------------------------------------------------------------------
  Stores - 2.4%
    American Stores Co.                                                       270    $  9,788
    Rite Aid Corp.                                                            200       9,825
                                                                                     --------
                                                                                     $ 19,613
---------------------------------------------------------------------------------------------
  Supermarkets - 2.3%
    Meyer (Fred), Inc.*                                                       300    $ 18,750
---------------------------------------------------------------------------------------------
  Telecommunications - 4.2%
    AT&T Corp.                                                                100    $  9,075
    GTE Corp.                                                                 150      10,125
    Intermedia Communications, Inc.*                                          600       8,325
    SBC Communications, Inc.                                                  115       6,210
                                                                                     --------
                                                                                     $ 33,735
---------------------------------------------------------------------------------------------
  Transportation - 2.6%
    FDX Corp.*                                                                100    $  8,169
    Union Pacific Corp.                                                       250      12,859
                                                                                     --------
                                                                                     $ 21,028
---------------------------------------------------------------------------------------------
  Utilities - Electric - 1.8%
    CalEnergy Co., Inc.*                                                      200    $  6,375
    Carolina Power & Light Co.                                                200       8,325
                                                                                     --------
                                                                                     $ 14,700
---------------------------------------------------------------------------------------------
  Utilities - Gas - 4.1%
    Coastal Corp.                                                             260    $  7,751
    Columbia Energy Group                                                     170       8,797
    Public Service Company, Inc.                                              350       8,116
    Union Pacific Resources Group, Inc.                                     1,000       8,063
                                                                                     --------
                                                                                     $ 32,727
---------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $698,646
---------------------------------------------------------------------------------------------

Foreign Stocks - 7.2%
  France - 0.9%
    Alcatel, SA (Telecommunications)                                          325    $  7,475
---------------------------------------------------------------------------------------------
  Ireland - 0.9%
    Jefferson Smurfit Group PLC, ADR (Containers)                             450    $  7,565
---------------------------------------------------------------------------------------------
  Netherlands - 1.8%
    ING Groep N.V., ADR (Financial Services)                                  244    $ 14,442
---------------------------------------------------------------------------------------------
  United Kingdom - 3.6%
    BP Amoco PLC, ADR (Oils)                                                  100    $  8,113
    British Aerospace PLC (Aerospace and Defense)*                          1,406      10,674
    Glaxo Wellcome PLC, ADR (Medical and Health Products)                     150      10,181
                                                                                     --------
                                                                                     $ 28,968
---------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $ 58,450
---------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $733,220)                                             $757,096
---------------------------------------------------------------------------------------------
Convertible Preferred Stock - 0.7%
---------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.7%
    Newell Financial Trust Co., 5.25%## (Identified Cost, $5,738)             100    $  5,281
---------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $738,958)                                        $762,377
Other Assets, Less Liabilities - 5.3%                                                  42,799
---------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $805,176
---------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------------------------------------
                                                               EMERGING
                                                                MARKETS            SMALL CAP       STRATEGIC
JANUARY 31, 1999                                              DEBT FUND           VALUE FUND      VALUE FUND
--------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $851,795,
    $895,683 and $738,958, respectively)                       $799,116             $893,444        $762,377
  Cash                                                            7,967               42,500          25,086
  Foreign currency, at value (identified cost, $0, $185            --
    and $108, respectively)
                                                                                         180             105
  Net receivable for forward foreign currency exchange
    contracts to purchase                                           558                 --              --
  Receivable for investments sold                                50,614               20,320          24,244
  Interest and dividends receivable                              13,628                  126             845
                                                               --------             --------        --------
      Total assets                                             $871,883             $956,570        $812,657
                                                               --------             --------        --------

Liabilities:
  Payable for Fund shares reacquired                           $   --               $  1,974        $  2,149
  Payable for investments purchased                              43,310               13,975           5,250
  Net payable for forward foreign currency exchange
    contracts to sell                                             1,100                 --              --
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                3,879                 --              --
  Accrued expenses and other liabilities                            184                  101              82
                                                               --------             --------        --------
      Total liabilities                                        $ 48,473             $ 16,050        $  7,481
                                                               --------             --------        --------
Net assets                                                     $823,410             $940,520        $805,176
                                                               ========             ========        ========

Net assets consist of:

  Paid-in capital                                              $1,072,545           $966,492        $742,366
  Unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities in
    foreign currencies                                          (57,124)              (2,248)         23,416
  Accumulated undistributed net realized gain (loss) on
    investments and foreign currency transactions              (201,182)             (22,406)         38,206
  Accumulated undistributed net investment income
    (loss)                                                        9,171               (1,318)          1,188
                                                               --------             --------        --------
      Total                                                    $823,410             $940,520        $805,176
                                                               ========             ========        ========
Shares of beneficial interest outstanding:
  Class A                                                       107,964               37,250          60,083
  Class I                                                         1,621               59,315          13,425
                                                               --------             --------        --------
      Total shares of beneficial interest outstanding           109,585               96,565          73,508
                                                               ========             ========        ========
Net assets

  Class A                                                      $811,229             $362,895        $658,309
  Class I                                                        12,181              577,625         146,867
                                                               --------             --------        --------
      Total net assets                                         $823,410             $940,520        $805,176
                                                               ========             ========        ========
Class A shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest
      outstanding)                                             $   7.51             $   9.74        $  10.96
                                                               ========             ========        ========

Class I shares:
  Net asset value and redemption price per share
    (net assets / shares of beneficial interest
      outstanding)                                             $   7.51             $   9.74        $  10.94
                                                               ========             ========        ========

See notes to financial statements

Statements of Operations (Unaudited)
--------------------------------------------------------------------------------------------------------------
                                                                  EMERGING
                                                                   MARKETS           SMALL CAP        STRATEGIC
SIX MONTHS ENDED JANUARY 31, 1999                                DEBT FUND          VALUE FUND       VALUE FUND
--------------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                   $    46,477          $     1,252     $        74
    Dividends                                                         --                  2,945           6,005
    Foreign taxes withheld                                            --                    (34)            (17)
                                                               -----------          -----------     -----------
      Total investment income                                  $    46,477          $     4,163     $     6,062
                                                               -----------          -----------     -----------

  Expenses -
    Management fees                                            $     3,410          $     3,795     $     2,839
    Shareholder servicing agent fee                                    453                  475             419
    Distribution and service fee (Class A)                           1,390                  612           1,039
    Administrative fee                                                  39                   43              38
    Custodian fee                                                    2,522                2,970           2,909
    Printing                                                           775                4,757           1,357
    Postage                                                            110                  240             220
    Auditing fees                                                    7,891                6,612           3,612
    Legal fees                                                       1,827                1,540           1,232
    Registration fee                                                 2,700                1,990           2,000
    Miscellaneous                                                       97                  109             249
                                                               -----------          -----------     -----------
      Total expenses                                           $    21,214          $    23,143     $    15,914
    Fees paid indirectly                                              (202)                (131)           (103)
    Preliminary reduction of expenses by investment
      adviser and distributor                                      (14,380)             (17,531)        (11,076)
                                                               -----------          -----------     -----------
      Net expenses                                             $     6,632          $     5,481     $     4,735
                                                               -----------          -----------     -----------
        Net investment income (loss)                           $    39,845          $    (1,318)    $     1,327
                                                               -----------          -----------     -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                    $  (197,658)         $   (22,188)    $    38,403
    Foreign currency transactions                                       22                  (44)              6
                                                               -----------          -----------     -----------

      Net realized gain (loss) on investments and
        foreign currency transactions                          $  (197,636)         $   (22,232)    $    38,409
                                                               -----------          -----------     -----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                $    12,787          $    55,197     $    23,615
    Translation of assets and liabilities in foreign
      currencies                                                    (5,258)                  37              (3)
                                                               -----------          -----------     -----------

      Net unrealized gain on investments and foreign
        currency translation                                   $     7,529          $    55,234     $    23,612
                                                               -----------          -----------     -----------

        Net realized and unrealized gain (loss) on
          investments and foreign currency                     $  (190,107)         $    33,002     $    62,021
                                                               -----------          -----------     -----------
          Increase (decrease) in net assets from
              operations                                       $  (150,262)         $    31,684     $    63,348
                                                               ===========          ===========     ===========

See notes to financial statements

Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
                                                                               SIX MONTHS ENDED   PERIOD ENDED
                                                                               JANUARY 31, 1999   JULY 31, 1998*
EMERGING MARKETS DEBT FUND                                                          (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                             $    39,845     $    24,606
  Net realized loss on investments and foreign currency
    transactions                                                                       (197,636)         (1,669)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                                  7,529         (64,653)
                                                                                    -----------     -----------
      Decrease in net assets from operations                                        $  (150,262)    $   (41,716)
                                                                                    -----------     -----------
Distributions declared to shareholders -
  From net investment income (Class A)                                              $   (56,343)    $      --
  From net investment income (Class I)                                                     (814)           --
                                                                                    -----------     -----------
      Total distributions declared to shareholders                                  $   (57,157)    $      --
                                                                                    -----------     -----------
Net increase in net assets from Fund share transactions                             $    71,084     $ 1,001,461
                                                                                    -----------     -----------
      Total increase (decrease) in net assets                                       $  (136,335)    $   959,745
Net assets:
  At beginning of period                                                                959,745            --
                                                                                    -----------     -----------
  At end of period (including accumulated undistributed
    net investment income of $9,171 and $26,483,
    respectively)                                                                   $   823,410     $   959,745
                                                                                    ===========     ===========

* For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.

See notes to financial statements

Statements of Changes in Net Assets - continued
---------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED   PERIOD ENDED
                                                                                JANUARY 31, 1999  JULY 31, 1998*
SMALL CAP VALUE FUND                                                                 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                                      $    (1,318)    $       354
  Net realized gain (loss) on investments and foreign
    currency transactions                                                               (22,232)         54,961
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                                 55,234         (57,482)
                                                                                    -----------     -----------
      Increase (decrease) in net assets from operations                             $    31,684     $    (2,167)
                                                                                    -----------     -----------
Distributions declared to shareholders -
  From net investment income (Class A)                                              $      (110)    $      --
  From net investment income (Class I)                                                     (167)           --
  From net realized gain on investments and foreign
    currency transactions (Class A)                                                     (21,973)           --
  From net realized gain on investments and foreign
    currency transactions (Class I)                                                     (33,239)           --
                                                                                    -----------     -----------
      Total distributions declared to shareholders                                  $   (55,489)    $      --
                                                                                    -----------     -----------
Net increase in net assets from Fund share transactions                             $    60,262     $   906,230
                                                                                    -----------     -----------
      Total increase in net assets                                                  $    36,457     $   904,063
Net assets:
  At beginning of period                                                                904,063            --
                                                                                    -----------     -----------
  At end of period (including accumulated net
    investment loss of $1,318 and accumulated
    undistributed net investment income of $277, respectively)                      $   940,520     $   904,063
                                                                                    ===========     ===========

*For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.

See notes to financial statements

Statements of Changes in Net Assets - continued
---------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED   PERIOD ENDED
                                                                                JANUARY 31, 1999  JULY 31, 1998*
STRATEGIC VALUE FUND                                                                 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                             $     1,327     $     3,053
  Net realized gain on investments and foreign currency
    transactions                                                                         38,409          35,585
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                                 23,612            (196)
                                                                                    -----------     -----------
      Increase in net assets from operations                                        $    63,348     $    38,442
                                                                                    -----------     -----------
Distributions declared to shareholders -
  From net investment income (Class A)                                              $    (2,574)    $      --
  From net investment income (Class I)                                                     (615)           --
  From net realized gain on investments and foreign
    currency transactions (Class A)                                                     (28,888)           --
  From net realized gain on investments and foreign
    currency transactions (Class I)                                                      (6,903)           --
                                                                                    -----------     -----------
      Total distributions declared to shareholders                                  $   (38,980)    $      --
                                                                                    -----------     -----------
Net increase in net assets from Fund share transactions                             $    29,920     $   712,446
                                                                                    -----------     -----------
      Total increase in net assets                                                  $    54,288     $   750,888
Net assets:
  At beginning of period                                                                750,888            --
                                                                                    -----------     -----------
  At end of period (including accumulated undistributed
    net investment income of $1,188 and $3,050,
    respectively)                                                                   $   805,176     $   750,888
                                                                                    ===========     ===========

*For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         EMERGING MARKETS DEBT FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED          PERIOD ENDED    SIX MONTHS ENDED          PERIOD ENDED
                                              JANUARY 31, 1999         JULY 31, 1998*   JANUARY 31, 1999         JULY 31, 1998*
                                                   (UNAUDITED)                               (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A                                      CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  9.58               $ 10.00             $  9.58               $ 10.00
                                                       -------               -------             -------               -------
Income from investment operations# -
  Net investment income(S)                             $  0.39               $  0.25             $  0.36               $  0.25
  Net realized and unrealized loss on
    investments and foreign currency
    transactions                                         (1.90)                (0.67)              (1.87)                (0.67)
                                                       -------               -------             -------               -------
      Total from investment operations                 $ (1.51)              $ (0.42)            $ (1.51)              $ (0.42)
                                                       -------               -------             -------               -------
Less distributions declared to shareholders
  from net investment income                           $ (0.56)              $  --               $ (0.56)              $  --
                                                       -------               -------             -------               -------
Net asset value - end of period                        $  7.51               $  9.58             $  7.51               $  9.58
                                                       =======               =======             =======               =======
Total return                                            (15.62)%++             (4.20)%++          (15.62)%++             (4.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.70%+                1.70%+              1.70%+                1.70%+
  Net investment income                                   9.93%+                6.65%+              9.83%+                6.92%+
Portfolio turnover                                         181%                   68%                181%                   68%
Net assets at end of period (000 omitted)              $   811               $   959             $    12               $     1

  *  For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S)  Subject to reimbursement by the Fund, the investment adviser agreed to maintain the other expenses of the Fund, exclusive of management and distribution and service fees, at not more than 1.65% of average daily net assets. The investment adviser and the distributor voluntarily waived their fees, respectively, for the periods indicated. To the extent actual expenses were over this limitation, and the waivers had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                  $  0.25               $  0.06             $  0.24               $  0.07
Ratios (to average net assets):
  Expenses##                                              5.29%+                6.89%+              4.94%+                6.54%+
  Net investment income                                   6.34%+                1.46%+              6.59%+                2.08%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                            SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED         PERIOD ENDED        SIX MONTHS ENDED        PERIOD ENDED
                                            JANUARY 31, 1999       JULY 31, 1998*        JANUARY 31, 1999      JULY 31, 1998*
                                                 (UNAUDITED)                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A                                      CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 10.02               $ 10.00             $ 10.02               $ 10.00
                                                       -------               -------             -------               -------
Income from investment operations# -
  Net investment income (loss)(S)                      $ (0.01)              $  0.01             $ (0.01)              $  0.01
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                          0.33                  0.01                0.33                  0.01
                                                       -------               -------             -------               -------
      Total from investment operations                 $  0.32               $  0.02             $  0.32               $  0.02
                                                       -------               -------             -------               -------
Less distributions declared to shareholders -
  From net investment income                           $  0.00**             $  --               $  0.00**             $  --
  From net realized gain on investments and
    foreign currency transactions                        (0.60)                 --                 (0.60)                 --
                                                       -------               -------             -------               -------
      Total distributions declared to
          shareholders                                 $ (0.60)              $  --               $ (0.60)              $  --
                                                       -------               -------             -------               -------
Net asset value - end of period                        $  9.74               $ 10.02             $  9.74               $ 10.02
                                                       =======               =======             =======               =======
Total return                                              3.23%++               0.10%++             3.23%++               0.10%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.33%+                1.32%+              1.33%+                1.32%+
  Net investment income (loss)                           (0.31)%+               0.13%+             (0.32)%+               0.10%+
Portfolio turnover                                          49%                   67%                 49%                   67%
Net assets at end of period (000 omitted)              $   363               $   418             $   578               $   486

  * For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.
 **  Per share amount was less than $0.01.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S)  Subject to reimbursement by the Fund, the investment adviser agreed to maintain the other expenses of the Fund, exclusive of management and distribution and service fees, at not more than 1.30% of average daily net assets. The investment adviser and the distributor voluntarily waived their fees, respectively, for the periods indicated. To the extent actual expenses were over this limitation, and the waivers had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                    $ (0.20)              $ (0.28)            $ (0.19)              $ (0.26)
Ratios (to average net assets):
  Expenses##                                              5.71%+                8.71%+              5.36%+                8.36%+
  Net investment loss                                    (4.69)%+              (7.26)%+            (4.35)%+              (6.94)%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                            STRATEGIC VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED         PERIOD ENDED        SIX MONTHS ENDED        PERIOD ENDED
                                            JANUARY 31, 1999       JULY 31, 1998*        JANUARY 31, 1999      JULY 31, 1998*
                                                 (UNAUDITED)                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                                     Class A                                      Class I
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 10.66               $ 10.00             $ 10.65               $ 10.00
                                                       -------               -------             -------               -------
Income from investment operations# -
  Net investment income(S)                             $  0.02               $  0.05             $  0.02               $  0.05
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                          0.82                  0.61                0.81                  0.60
                                                       -------               -------             -------               -------
      Total from investment operations                 $  0.84               $  0.66             $  0.83               $  0.65
                                                       -------               -------             -------               -------
Less distributions declared to shareholders -
  From net investment income                           $ (0.04)              $  --               $ (0.04)              $  --
  From net realized gain on investments and
    foreign currency transactions                        (0.50)                 --                 (0.50)                 --
                                                       -------               -------             -------               -------
      Total distributions declared to
        shareholders                                   $ (0.54)              $  --               $ (0.54)              $  --
                                                       -------               -------             -------               -------
Net asset value - end of period                        $ 10.96               $ 10.66             $ 10.94               $ 10.65
                                                       =======               =======             =======               =======
Total return                                              7.23%++               6.70%++             7.34%++               6.50%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.27%+                1.26%+              1.27%+                1.26%+
  Net investment income                                   0.34%+                1.22%+              0.39%+                1.19%+
Portfolio turnover                                          61%                   48%                 61%                   48%
Net assets at end of period (000 omitted)              $   658               $   585             $   147               $   166

  *  For the period from the commencement of the Fund's investment operations, March 17, 1998, through July 31, 1998.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S)  Subject to reimbursement by the Fund, the investment adviser agreed to maintain the other expenses of the Fund, exclusive of management and distribution and service fees, at not more than 1.25% of average daily net assets. The investment adviser and the distributor voluntarily waived their fees, respectively, for the periods indicated. To the extent actual expenses were over this limitation, and the waivers had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                    $ (0.14)              $ (0.23)            $ (0.12)              $ (0.25)
Ratios (to average net assets):
  Expenses##                                              4.27%+                8.58%+              3.92%+                8.23%+
  Net investment loss                                    (2.66)%+              (6.10)%+            (2.26)%+              (5.78)%+

See notes to financial statements

Notes to Financial Statements (Unaudited)

(1) Business and Organization
MFS Small Cap Value Fund and MFS Strategic Value Fund are each a diversified series of MFS Series Trust X (the Trust). The Emerging Markets Debt Fund is a non-diversified series of the Trust. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each Fund may enter into contracts with the intent of changing the relative exposure of each Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Emerging Markets Debt Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Fees Paid Indirectly - Each Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At July 31, 1998, Emerging Markets Debt Fund had a capital loss carryforward of $577 for federal income tax purposes which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on July 31, 2006.

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.85%, 0.90%, and 0.75% of average daily net assets of the Emerging Market Debt Fund, the Small Cap Value Fund, and the Strategic Value Fund, respectively. The investment adviser has voluntarily agreed to waive its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

Each Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of each Fund's operating expenses, exclusive of management, distribution, and service fees. Each Fund in turn will pay MFS an expense reimbursement fee not greater than 1.65%, 1.30%, and 1.25% of average daily net assets of the Emerging Markets Debt Fund, the Small Cap Value Fund, and the Strategic Value Fund, respectively. To the extent that the expense reimbursement fee exceeds a Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At January 31, 1999, the aggregate unreimbursed expenses owed to MFS by each Fund amounted to:

        EMERGING MARKETS              SMALL CAP           STRATEGIC
               DEBT FUND             VALUE FUND          VALUE FUND
    ---------------------------------------------------------------
                 $24,340                $31,526             $22,833

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of each Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of each Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payments for their services to each Fund.

Administrator - Each Fund has an administrative services agreement with MFS to provide each Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee at the following annual percentages of each Fund's average daily net assets:

                  First $1 billion                   0.0150%
                  Next $1 billion                    0.0125%
                  Next $1 billion                    0.0100%
                  In excess of $3 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charge on sales of Class A shares of each Fund for the six months ended January 31, 1999.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that each Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each Fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed during the six months ended January 31, 1999.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  EMERGING MARKETS           SMALL CAP           STRATEGIC
                                                         DEBT FUND          VALUE FUND          VALUE FUND
------------------------------------------------------------------------------------------------------------
Purchases

Investments (non-U.S. government securities)            $1,370,773            $498,437            $450,014
                                                        ----------            --------            --------
Sales

Investments (non-U.S. government securities)            $1,280,493            $383,157            $498,594
                                                        ----------            --------            --------

The cost and unrealized appreciation or depreciation in value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                                  EMERGING MARKETS           SMALL CAP           STRATEGIC
                                                         DEBT FUND          VALUE FUND          VALUE FUND
------------------------------------------------------------------------------------------------------------
Aggregate cost                                           $ 851,795           $ 895,683           $ 738,958
                                                         ---------           ---------           ---------
Gross unrealized appreciation                            $  21,770           $ 132,020           $  69,467
Gross unrealized depreciation                              (74,449)           (134,259)            (46,048)
                                                         ---------           ---------           ---------
    Net unrealized appreciation (depreciation)           $ (52,679)          $  (2,239)          $  23,419
                                                         =========           =========           =========

(5) Shares of Beneficial Interest
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                                      SIX MONTHS ENDED JANUARY 31, 1999
                           --------------------------------------------------------------------------------------
                                       EMERGING MARKETS                     SMALL CAP                   STRATEGIC
                                              DEBT FUND                    VALUE FUND                  VALUE FUND
                           ----------------------------   ---------------------------   -------------------------
                                SHARES           AMOUNT        SHARES          AMOUNT       SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                        411   $        3,289         2,159   $      19,469        2,990  $      33,056
Shares issued to
  shareholders in
  reinvestment of
  distributions                  7,532           56,340         2,461          22,074        2,982         31,459
Shares reacquired               --             --              (9,130)        (78,832)        (777)        (8,472)
                           -----------   --------------   -----------   -------------   ----------   ------------
    Net increase
(decrease)                       7,943   $       59,629        (4,510)  $     (37,289)       5,195   $     56,043
                           ===========   ==============   ===========   =============   ==========   ============

Class A Shares
                                                         PERIOD ENDED JULY 31, 1998*
                           --------------------------------------------------------------------------------------
                                       EMERGING MARKETS                     SMALL CAP                   STRATEGIC
                                              DEBT FUND                    VALUE FUND                  VALUE FUND
                           ----------------------------   ---------------------------   -------------------------
                                SHARES           AMOUNT        SHARES          AMOUNT       SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                    100,021   $    1,000,210        54,402   $     548,209       55,362   $    557,894
Shares reacquired               --                   (2)      (12,642)       (131,214)        (474)        (4,991)
                           -----------   --------------   -----------   -------------   ----------   ------------
    Net increase               100,021   $    1,000,208        41,760   $     416,995       54,888   $    552,903
                           ===========   ==============   ===========   =============   ==========   ============

Class I Shares

                                                      SIX MONTHS ENDED JANUARY 31, 1999
                           --------------------------------------------------------------------------------------
                                       EMERGING MARKETS                     SMALL CAP                   STRATEGIC
                                              DEBT FUND                    VALUE FUND                  VALUE FUND
                           ----------------------------   ---------------------------   -------------------------
                                SHARES           AMOUNT        SHARES          AMOUNT       SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                      1,387   $       10,644         9,138   $      83,218        2,328   $     22,518
Shares issued to
  shareholders in
  reinvestment of
  distributions                    108              811         3,728          33,403          713          7,516
Shares reacquired               --             --              (2,040)        (19,070)      (5,163)       (56,157)
                           -----------   --------------   -----------   -------------   ----------   ------------
    Net increase
(decrease)                       1,495   $       11,455        10,826   $      97,551       (2,122)  $    (26,123)
                           ===========   ==============   ===========   =============   ==========   ============

Class I Shares

                                                         PERIOD ENDED JULY 31, 1998*
                           --------------------------------------------------------------------------------------
                                       EMERGING MARKETS                     SMALL CAP                   STRATEGIC
                                              DEBT FUND                    VALUE FUND                  VALUE FUND
                           ----------------------------   ---------------------------   -------------------------
                                SHARES           AMOUNT        SHARES          AMOUNT       SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                        212   $        2,100        49,168   $     496,434       15,558   $    159,668
Shares reacquired                  (86)            (847)         (679)         (7,199)         (11)          (125)
                           -----------   --------------   -----------   -------------   ----------   ------------
    Net increase                   126   $        1,253        48,489   $     489,235       15,547   $    159,543
                           ===========   ==============   ===========   =============   ==========   ============

*For the period from the commencement of each Fund's investment operations, March 17, 1998, through July 31, 1998.

(6) Line of Credit
Each Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter.

(7) Financial Instruments
Each Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

EMERGING MARKETS DEBT FUND

                                                                                                                     NET UNREALIZED
                                                              CONTRACTS TO                           CONTRACTS         APPRECIATION
                                   SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR         AT VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Sales                                      5/03/99    HKD          400,000             $50,327          $51,427            $(1,100)
Purchases                                  5/03/99    HKD          200,000             $25,156          $25,714            $   558

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $3,879 with Bankers Trust at January 31, 1999.

At January 31, 1999, the Emerging Markets Debt Fund had sufficient cash and/or securities to cover any commitments under these contracts.

                 --------------------------------------------
    This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) SMALL CAP VALUE FUND
MFS(R) STRATEGIC VALUE FUND


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INC-3 3/99 2.8M